THE MANAGERS FUNDS
              MONEY MARKET FUND

     Supplement dated October 21, 1998 to
     Statement of Additional Information
              dated May 1, 1998

     The Statement of Additional Information
is hereby supplemented as follows:

TRUSTEES AND OFFICERS

Effective September 14, 1998, William W.
Graulty has retired from the Board of Trustees of The Managers Funds.


October 21, 1998